EXHIBIT 32

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ExeLED Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)        The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 17, 2019
/s/ Harold Hansen
	By:	Harold Hansen
Chief Executive Officer (Principal Executive Officer)

Dated: January 17, 2019
/s/ Richard Cole Dennard
	By:	Richard Cole Dennard
Chief Financial Officer (Principal Financial and Accounting Officer)